UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Genesis Healthcare, Inc., a Delaware corporation (the “Company”), was held on June 7, 2017.  At the Annual Meeting, the Company’s stockholders voted on five proposals, as described below. Each of the proposals was described in detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2017.    At the close of business on April 10, 2017 (the record date for voting at the Annual Meeting), there were 154,532,071 shares of the Company’s stock outstanding and entitled to vote (77,236,610 shares of the Company’s Class A common stock, 15,495,019 shares of the Company’s Class B common stock and 61,800,511 shares of the Company’s Class C common).  The vote totals noted below are final voting results.

Proposal 1

The Company’s stockholders elected three Class III directors, with each to serve a three-year term expiring at the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
James H. Bloem	111,905,954	1,445,070	22,028,707
John F. DePodesta	111,853,445	1,497,579	22,028,707
Terry Allison Rappuhn	112,035,787	1,315,237	22,028,707

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,497,198	1,633,909	219,917	22,028,707

Proposal 3

The Company’s stockholders approved, on an advisory basis, to recommend that the advisory vote on Named Executive Officer compensation be held every year, as follows:

One Year	Two Years	Three Years	Abstentions
110,868,478	95,440	2,337,986	49,120

Proposal 4

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as follows:

Votes For	Votes Against	Abstentions
134,159,535	52,807	1,167,389

Proposal 5

The Company’s stockholders approved the Amended and Restated Genesis Healthcare, Inc. 2015 Omnibus Equity Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,770,361	3,361,011	219,652	22,028,707

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017	GENESIS HEALTHCARE, INC.
By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer